UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 27, 2004


MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004 providing for the issuance of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-11HE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-22              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 28th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-11HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, GreenPoint Mortgage Funding, Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as
Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

   On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-11HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK,N.A. not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: December 31, 2004   By:    /s/  Annette Marsula
                                   --------------------------------------------
                             Name:   Annette Marsula
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004

                Terwin Mortgage Trust Asset-Backed Certificates,
                             Series TNTS 2004-11HE
                        Statement To Certificateholders
                                 December 27, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        238,271,000.00   230,099,481.23   6,475,602.48      509,222.94    6,984,825.42      0.00        0.00    223,623,878.75
M1         12,960,000.00    12,960,000.00           0.00       34,038.00       34,038.00      0.00        0.00     12,960,000.00
M2          5,130,000.00     5,130,000.00           0.00       16,919.03       16,919.03      0.00        0.00      5,130,000.00
M3          3,780,000.00     3,780,000.00           0.00       13,117.65       13,117.65      0.00        0.00      3,780,000.00
B1          2,700,000.00     2,700,000.00           0.00       10,881.00       10,881.00      0.00        0.00      2,700,000.00
B2          2,700,000.00     2,700,000.00           0.00       12,043.50       12,043.50      0.00        0.00      2,700,000.00
B3          2,444,000.00     2,444,000.00           0.00       10,901.60       10,901.60      0.00        0.00      2,444,000.00
R                 100.00             0.00           0.00               0            0.00      0.00        0.00              0.00
TOTALS    267,985,100.00   259,813,481.23   6,475,602.48      607,123.72    7,082,726.20      0.00        0.00    253,337,878.75
----------------------------------------------------------------------------------------------------------------------------------
S         267,985,100.00   251,641,862.46           0.00            0.00            0.00      0.00        0.00    238,690,657.50
X                   0.00             0.00           0.00      849,529.41      849,529.41      0.00        0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                         Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total            Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1       881561LE2       965.70493778    27.17746801      2.13715870     29.31462671       938.52746977        A1      2.570000 %
M1       881561LG7     1,000.00000000     0.00000000      2.62638889      2.62638889     1,000.00000000        M1      3.050000 %
M2       881561LH5     1,000.00000000     0.00000000      3.29805653      3.29805653     1,000.00000000        M2      3.830000 %
M3       881561LJ1     1,000.00000000     0.00000000      3.47027778      3.47027778     1,000.00000000        M3      4.030000 %
B1       881561LL6     1,000.00000000     0.00000000      4.03000000      4.03000000     1,000.00000000        B1      4.680000 %
B2       881561LM4     1,000.00000000     0.00000000      4.46055556      4.46055556     1,000.00000000        B2      5.180000 %
B3       881561LN2     1,000.00000000     0.00000000      4.46055646      4.46055646     1,000.00000000        B3      5.180000 %
R        881561LK8         0.00000000     0.00000000      0.00000000      0.00000000         0.00000000        R       2.570000 %
TOTALS                   969.50718988    24.16403927      2.26551297     26.42955224       945.34315061

S        881561LF9       939.01473015     0.00000000      0.00000000      0.00000000       890.68663358 S              0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Yanilka Fernandez
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP
                            New York, New York 10004
                    Tel: -212 623-4506 / Fax: -212 623-6214
                      Email: yanilka.x.fernandez@chase.com

Principal Remittance Amount                                                                                         6,475,602.48

Scheduled Principal Payments                                                                                          180,596.07

Principal Prepayments                                                                                               6,294,111.51

        Curtailments (Current)                                                                                         13,337.42
        Curtailments (Cumulative)                                                                                     275,830.13

Repurchase Principal (Current)
        Balance of Mortgage Loans Repurchased                                                                               0.00
        Number of Mortgage Loans Repurchased                                                                                0.00

Principal (Cumulative)
        Balance of Mortgage Loans Repurchased                                                                               0.00
        Number of Mortgage Loans Repurchased                                                                                0.00

Substitution Amounts                                                                                                        0.00

Net Liquidation Proceeds                                                                                                    0.00

Insurance Proceeds                                                                                                          0.00

Other Principal                                                                                                             0.00

Gross Interest                                                                                                      1,519,578.56

Prepayment Premiums (Current)
        Number of Loans with Respect to which Prepayment Premiums were Collected                                           10.00
        Balance of Loans with Respect to which Prepayment Premiums were Collected                                   3,263,145.72
        Amount of Prepayment Premiums Collected                                                                        78,139.91

Prepayment Premiums (Cumulative)
        Number of Loans with Respect to which Prepayment Premiums were Collected                                           27.00
        Balance of Loans with Respect to which Prepayment Premiums were Collected                                   7,336,635.95
        Amount of Prepayment Premiums Collected                                                                       190,102.67

Servicing Related Reporting Items
        Recoveries from Prior Loss Determinations (Current)                                                                 0.00
        Recoveries from Prior Loss Determinations (Cumulative)                                                              0.00

        Reimbursement of Non-Recoverable Advances Previously Made (Current)                                                 0.00
        Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                              0.00

        Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                              0.00
        Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                           0.00
                                                                                                                      109,157.11
        Servicing Fees                                                                                                  2,183.14
        Master Servicing Fees                                                                                            3445.23
        PMI Fees                                                                                                        3,274.71
        Credit Risk Manager Fees

FSA Insurer Premium                                                                                                     23,009.95

Current Monthly Advances                                                                                                      N/A
Total Outstanding Advances                                                                                                    N/A

Initial Number of Loans Outstanding                                                                                           975

Initial Aggregate Loan Balance                                                                                     202,664,563.94

Beginning Number of Loans Outstanding                                                                                         945

Beginning Aggregate Loan Balance                                                                                   261,977,024.19

Ending Number of Loans Outstanding                                                                                          1,253

Ending Aggregate Loan Balance                                                                                      255,502,316.61

Delinquent Mortgage Loans

                Group Totals
        Period              Number    Principal Balance              Percentage
        0-29  days           1,223      251,160,418.35                  98.30%
        30-59  days            19         2,986,986.48                   1.17%
        60-89  days             8         1,036,826.75                   0.41%
        90-119 days             0                 0.00                    0.00%
        120+   days             8           104,868.08                    0.04%
        Total                1,251      255,289,099.66                   99.92%


Bankruptcies
        Number         Principal Balance    Percentage
          1                 143,685.46            0.06%

Number of Bankruptcies (Current)                                        1.00
Balance of Bankruptcies (Current)                                 143,685.46

Number of Bankruptcies delinquent 30 to 59 days                         0.00
Balance of Bankruptcies delinquent 30 to 59 days                        0.00

Number of Bankruptcies delinquent 60 to 89 days                         0.00
Balance of Bankruptcies delinquent 60 to 89 days                        0.00

Number of Bankruptcies delinquent 90 to 119 days                        0.00
Balance of Bankruptcies delinquent 90 to 119 days                       0.00

Number of Bankruptcies delinquent 120+ days                             0.00
Balance of Bankruptcies delinquent 120+ days                            0.00


Foreclosures
        Number         Principal Balance    Percentage
            1             69,531.49             0.03%

Number of Foreclosures (Current)                                        0.00
Balance of Foreclosures (Current)                                       0.00

Number of Foreclosures 30 to 59 days                                    0.00
Balance of Foreclosures 30 to 59 days                                   0.00

Number of Foreclosures 60 to 89 days                                    0.00
Balance of Foreclosures 60 to 89 days 0                                 0.00

Number of Foreclosures 90 to 119 days                                   1.00
Balance of Foreclosures 90 to 119 days                             69,531.49

Number of Foreclosures 120+ days                                        0.00
Balance of Foreclosures 120+ days                                       0.00


REO Properties
        Number         Principal Balance    Percentage
          0                     0.00            0.00%

Number of REO Properties (Current)                                      0.00
Balance of REO Properties (Current)                                     0.00

Number of REO Properties 30 to 59 days                                  0.00
Balance of REO Properties 30 to 59 days                                 0.00

Number of REO Properties 60 to 89 days                                  0.00
Balance of REO Properties 60 to 89 days                                 0.00

Number of REO Properties 90 to 119 days                                 0.00
Balance of REO Properties 90 to 119 days                                0.00

Number of REO Properties 120+ days                                      0.00
Balance of REO Properties 120+ days                                     0.00

Book Value of REO Properties                                            0.00

Current Realized Losses                                                 0.00

Cumulative Realized Losses                                              0.00

Gross Weighted Average Coupon                                         6.9605%

Net Weighted Average Coupon                                           6.4197%

Weighted Average Remaining Term (Prior Month)                            351
Weighted Average Remaining Term (Current Month)                          350

Trigger Event Occurrence
        Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                                                 NO
        Rolling 3 Month Delinquency Rate                                                                                   NO
        42% of Required Pct (Effective After Stepdown Date)                                                             0.2435 %
                                                                                                                        4.1758 %
        Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?
        Cumulative Realized Losses as % of Orig Agg Loan Balance                                                            NO
        Required Loss Percentage (Effective July 2007)                                                                  0.0000 %
                                                                                                                        3.2500 %
O/C Reporting
        Minimum Required Overcollateralization Amount                                                              1,350,747.69
                Percentage of Initial Aggregate Loan Balance                                                               0.50 %
        Targeted Overcollateralization Amount                                                                      2,161,196.30
                Percentage of Initial Aggregate Loan Balance                                                               0.80 %
        Ending Overcollateralization Amount                                                                        2,164,437.86
        Percentage of Initial Aggregate Loan Balance                                                                       0.80 %
        Ending Overcollateralization Deficiency                                                                            0.00
        Monthly Excess Interest                                                                                      771,389.50
        Net Excess Spread                                                                                                  3.42 %
        Payment to Class X                                                                                           849,529.41

        Beginning Balance Prefunding Account                                                                        67,484,973.92
        Subsequent Transfer Amount                                                                                  67,484,079.02
        Distribution Account Deposit (applied to Principal Remittance Amount)                                              894.90
        Ending Balance Prefunding Account                                                                                    0.00

        Beginning Balance Capitalized Interest Account                                                                       0.00
        Required Withdrawal                                                                                                  4.79
        Ending Balance Capitalized Interest Account                                                                          0.00

        Beginning Notional Balance Cap Contract Account                                                             26,275,671.90
        Withdrawals                                                                                                          0.00
        Ending Notional Balance Cap Contract Account                                                                25,929,836.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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